UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2018

MannKind Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50865	13-3607736
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

30930 Russell Ranch Road, Suite 301 Westlake Village, CA	91362
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 661-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at our 2018 Annual Meeting of Stockholders held on May 16, 2018 (the “Annual Meeting”), as well as the number of votes with respect to each matter.

•	Our stockholders elected each of the seven individuals nominated by our Board of Directors to serve as directors until the next annual meeting of stockholders. The tabulation of votes in the election was as follows:

Nominee	Shares Voted For	Shares Withheld	Broker Non- Votes
Michael Castagna	23,160,193	2,315,283	78,420,505
Kent Kresa	21,108,518	4,366,958	78,420,505
Ronald Consiglio	22,279,248	3,196,228	78,420,505
Michael Friedman	19,712,897	5,762,579	78,420,505
David H. MacCallum	22,267,474	3,208,002	78,420,505
Henry L. Nordhoff	22,140,483	3,334,993	78,420,505
James S. Shannon	19,988,446	5,487,030	78,420,505

•	Our stockholders approved our 2018 Equity Incentive Plan. The tabulation of votes on this matter was as follows: shares voted for: 18,814,553; shares voted against: 6,205,388; shares abstaining: 455,535; and broker non-votes: 78,420,505.

•	Our stockholders approved an amendment to our 2004 Employee Stock Purchase Plan to, among other things, increase the number of shares of common stock authorized for issuance under the 2004 Employee Stock Purchase Plan by 3,000,000 shares. The tabulation of votes on this matter was as follows: shares voted for: 21,069,308; shares voted against: 3,937,648; shares abstaining: 468,520; and broker non-votes: 78,420,505.

•	Our stockholders approved, on an advisory basis, the compensation of our named executive officers, as disclosed in our definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on March 29, 2018. The tabulation of votes on this matter was as follows: shares voted for: 21,073,448; shares voted against: 3,882,466; shares abstaining: 519,562; and broker non-votes: 78,420,505.

•	Our stockholders ratified the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. The tabulation of votes on this matter was as follows: shares voted for: 93,555,935; shares voted against: 9,457,990; shares abstaining: 882,056; and broker non-votes: 0.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANNKIND CORPORATION
Dated: May 17, 2018	By:	/s/ David Thomson, Ph.D., J.D.
David Thomson, Ph.D., J.D.
Corporate Vice President, General Counsel and Secretary